As filed with the Securities and Exchange Commission on March 31, 2006
Registration No. 333-119285

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Post-Effective Amendment No. 1
to
Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Renal Care Group, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	8092	62-1622383
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
TABLE OF ADDITIONAL REGISTRANTS
The following subsidiaries of Renal Care Group, Inc. are guarantors of the notes and are co-registrants:

			Primary Standard
			Industrial
	State of Incorporation	I.R.S. Employer	Classification
Name of Additional Registrant	or Organization	Identification Number	Code Number

NNA of Oklahoma, Inc.	Nevada	62-1842289	8092
NNA of Georgia, Inc.	Delaware	62-1765493	8092
NNA of Alabama, Inc.	Alabama	63-1223468	8092
NNA Management Company of Kentucky, Inc.	Kentucky	30-0005692	8092
National Nephrology Associates Management Company of Texas, Inc.	Texas	74-2928108	8092
NNA of Nevada, Inc.	Nevada	88-0435032	8092
National Nephrology Associates Credit Corporation	Tennessee	62-1838600	8092
NNA of Toledo, Inc.	Ohio	34-1938916	8092
NNA Properties of New Jersey, Inc.	New Jersey	68-0510777	8092
NNA Management Company of Louisiana, Inc.	Louisiana	62-1848873	8092
Renex Corp.	Florida	65-0422087	8092
Renex Management Services, Inc.	Florida	65-0837198	8092
Dialysis Services of Atlanta, Inc.	Georgia	65-0830360	8092
Renex Dialysis Clinic of Penn Hills, Inc.	Pennsylvania	25-1852225	8092
Renex Dialysis Clinic of Shaler, Inc.	Pennsylvania	25-1849434	8092
Renex Dialysis Clinic of Doylestown, Inc.	Pennsylvania	62-1851530	8092
Renex Dialysis Clinic of Amesbury, Inc.	Massachusetts	04-3257975	8092
Renex Dialysis Clinic of North Andover, Inc.	Massachusetts	04-3333073	8092
Renex Dialysis Clinic of South Georgia, Inc.	Georgia	58-2383123	8092
Renex Dialysis Clinic of Creve Couer, Inc.	Missouri	43-1690517	8092
Renex Dialysis Clinic of St. Louis, Inc.	Missouri	43-1856441	8092
Renex Dialysis Clinic of Bridgeton, Inc.	Missouri	43-1717348	8092
Renex Dialysis Clinic of Union, Inc.	Missouri	43-1808427	8092
Renex Dialysis Homecare of Greater St. Louis, Inc.	Missouri	43-1690516	8092

			Primary Standard
			Industrial
	State of Incorporation	I.R.S. Employer	Classification
Name of Additional Registrant	or Organization	Identification Number	Code Number

Renex Dialysis Clinic of Maplewood, Inc.	Missouri	43-1804718	8092
Renex Dialysis Clinic of University City, Inc.	Missouri	43-1655681	8092
Renex Dialysis Facilities, Inc.	Mississippi	64-0798295	8092
Renex Dialysis Clinic of Bloomfield, Inc.	New Jersey	22-3572775	8092
Renex Dialysis Clinic of Orange, Inc.	New Jersey	22-3461798	8092
Renex Dialysis Clinic of Philadelphia, Inc.	Pennsylvania	23-2812511	8092
Renex Dialysis Clinic of Pittsburgh, Inc.	Pennsylvania	25-1732278	8092
Renex Dialysis Clinic of Woodbury, Inc.	New Jersey	22-3461795	8092
Renex Dialysis Clinic of Tampa, Inc.	Florida	59-3244925	8092
Dialysis Associates Medical Supply, LLC	Tennessee	62-1735243	8092
NNA-Saint Barnabas, L.L.C	New Jersey	14-1851729	8092
NNA-Saint Barnabas — Livingston, L.L.C	New Jersey	74-3070647	8092
NNA of Oklahoma, L.L.C	Oklahoma	73-1574780	8092
NNA of Louisiana, LLC	Louisiana	62-1848891	8092
Doylestown Acute Renal Services, L.L.C	Pennsylvania	25-1863010	8092
NNA of Newark, L.L.C	New Jersey	22-3757537	8092
National Nephrology Associates of Texas, L.P.	Texas	74-2928010	8092
NNA Properties of Tennessee, Inc.	Tennessee	62-1869541	8092
NNA Transportation Services Corporation	Tennessee	62-1820401	8092
Renal Care Group East, Inc.	Pennsylvania	23-1906900	8092
Renal Care Group Michigan, Inc.	Delaware	62-1738445	8092
Michigan Home Dialysis Center, Inc.	Michigan	38-2903593	8092
Renal Care Group of the Midwest, Inc.	Kansas	48-0828924	8092
Four State Regional Dialysis Center, Inc.	Missouri	43-1331335	8092
Fort Scott Regional Dialysis Center, Inc.	Missouri	43-1474377	8092
Miami Regional Dialysis Center, Inc.	Missouri	43-1750093	8092
RCG Mississippi, Inc.	Delaware	62-1628022	8092
Renal Care Group of the Southeast, Inc.	Florida	59-2851389	8092
Northeast Alabama Kidney Clinic, Inc.	Alabama	63-1181899	8092
Renal Care Group Texas, Inc.	Texas	75-1739434	8092
Dialysis Management Corporation	Texas	74-2596786	8092
RCG PA Merger Corp.	Texas	62-1710515	8092
STAT Dialysis Corporation	Delaware	74-2775421	8092
Angleton Dialysis, Inc.	Texas	76-0534299	8092
Brazoria Kidney Center, Inc.	Texas	76-0499032	8092
Fondren Dialysis Clinic, Inc.	Texas	76-0149309	8092
Wharton Dialysis, Inc.	Texas	76-0534300	8092
Jefferson County Dialysis, Inc.	Arkansas	71-0728066	8092
KDCO, Inc.	Missouri	43-1796126	8092
Lawton Dialysis Inc.	Arkansas	71-0719733	8092
Little Rock Dialysis, Inc.	Arkansas	71-0672705	8092
Northwest Dialysis, Inc.	Arkansas	72-1306514	8092
RenaLab, Inc.	Delaware	62-1694655	8092
RCG Finance, Inc.	Delaware	62-1710512	8092
RenalPartners, Inc.	Delaware	72-1365907	8092
RenalNet, Inc.	Delaware	72-1365902	8092
Wound Care Group, Inc.	Delaware	74-2775420	8092
Diabetes Care Group, Inc.	Delaware	62-1817411	8092
Renal Care Group Arizona, Inc.	Arizona	86-0441493	8092
Renal Care Group Northwest, Inc.	Delaware	93-1236337	8092
RenalNet Arizona, Inc.	Arizona	62-1757004	8092
RCG University Division, Inc.	Tennessee	62-1555316	8092
R.C.G. Supply Company	Tennessee	62-1564034	8092
Renal Care Group Alaska, Inc.	Alaska	92-0166049	8092
Renal Care Group Southwest Holdings, Inc.	Delaware	62-1757004	8092
Dialysis Centers of America — Illinois, Inc.	Illinois	37-1341578	8092
SSKG, Inc.	Illinois	36-4085833	8092
Renal Care Group Ohio, Inc.	Delaware	25-1789562	8092
Physicians Dialysis Company, Inc.	Pennsylvania	23-2858927	8092
Dialysis Licensing Corp.	Delaware	62-1864410	8092
RCGIH, Inc.	Delaware	62-1864412	8092
Renal Care Group Southwest, L.P.	Delaware	86-0960418	8092
Arizona Renal Investments, LLC	Delaware	86-1017618	8092
RCG Indiana, L.L.C.	Delaware	62-1674489	8092
Stuttgart Dialysis, LLC	Arkansas	71-0779483	8092
RCG West Health Supply, L.C.	Arizona	86-0738042	8092
Renal Care Group Texas, LP	Delaware	84-1620338	8092
Dialysis Associates, LLC	Tennessee	62-1727146	8092
Kentucky Renal Care Group, LLC	Delaware	36-4494425	8092
Renal Care Group Westlake, LLC	Delaware	65-1185177	8092

2525 West End Avenue, Suite 600
Nashville, Tennessee 37203
Telephone: (615) 345-5500
Facsimile: (615) 345-5503
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Each Registrant’s Principal Executive Offices)
David M. Dill
Executive Vice President and
Chief Financial Officer
Renal Care Group, Inc.
2525 West End Avenue, Suite 600
Nashville, Tennessee 37203
Telephone: (615) 345-5500
Facsimile: (615) 345-5503
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)
With copies to:
Steven L. Pottle, Esq.
Peter C. November, Esq.
Alston & Bird LLP
1201 West Peachtree Street
Atlanta, Georgia 30309
Telephone: (404) 881-7000
Facsimile: (404) 881-4777
     Approximate date of commencement of proposed sale to the public: Not applicable. Termination of registration statement and deregistration of related securities that were not resold pursuant to the registration statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☐
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

DEREGISTRATION OF SECURITIES
     On September 27, 2004, Renal Care Group, Inc., a Delaware corporation (the “Company”), and the subsidiaries of the Company listed in the Table of Additional Registrants (the “Guarantor Subsidiaries” and, together with the Company, the “Registrants”) filed a registration statement on Form S-3 (Reg. No. 333-119285) (as amended, the “Registration Statement”), with the Securities and Exchange Commission, which was subsequently declared effective. The Registration Statement registered the resale by the selling security holders named therein of up to a total of $160,000,000 principal amount of the Company’s 9% Senior Subordinated Notes due 2011 (the “Notes”), and the related subsidiary guarantees of the Notes by the Guarantor Subsidiaries (the “Guarantees” and, together with the Notes, the “Registered Securities”). None of the Registrants received any of the proceeds from the sale by any of the selling security holders of the Registered Securities.
     On March 31, 2006, pursuant to the terms of the Agreement and Plan of Merger and Reorganization, dated as of May 3, 2005, by and among Fresenius Medical Care AG, a corporation organized under the laws of the Federal Republic of Germany (“FME AG”), Fresenius Medical Care Holdings, Inc., a New York corporation, and a wholly owned subsidiary of FME AG (“FME”), Florence Acquisition, Inc., a Delaware corporation, and a wholly owned subsidiary of FME (“Merger Sub”), and the Company, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the merger as a wholly owned subsidiary of FME. Upon completion of the Merger, none of the Registered Securities will be outstanding. Pursuant to the undertaking contained in the Registration Statement and in Item 512(a)(3) of Regulation S-K, the Registrants file this Post-Effective Amendment No. 1 to the Registration Statement to remove from registration any remaining unsold amounts of Registered Securities as of the date of the filing of this Post-Effective Amendment No. 1.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

RENAL CARE GROUP, INC.

By:	/s/ DAVID M. DILL

David M. Dill
Executive Vice President and Chief Financial Officer
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	Director, President and Chief Executive Officer
Gary A. Brukardt	(Principal Executive Officer)

*	Executive Vice President and Chief Financial Officer
David M. Dill	(Principal Financial and Accounting Officer)

*
Peter J. Grua	Director

Joseph C. Hutts	Director

*
Harry R. Jacobson, M.D.	Director

*
William P. Johnston	Director

*
William V. Lapham	Director

Thomas A. Lowery, M.D.	Director

Name	Title

*
Stephen D. McMurray, M.D.	Director

*
C. Thomas Smith	Director

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

NNA OF OKLAHOMA, INC.
NNA OF GEORGIA, INC.
NNA OF ALABAMA, INC.
NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC.
NNA OF NEVADA, INC.
NATIONAL NEPHROLOGY ASSOCIATES CREDIT CORPORATION
NNA OF TOLEDO, INC.
NNA PROPERTIES OF NEW JERSEY, INC.
NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
RENEX CORP.
RENEX MANAGEMENT SERVICES, INC.
DIALYSIS SERVICES OF ATLANTA, INC.
RENEX DIALYSIS CLINIC OF PENN HILLS, INC.
RENEX DIALYSIS CLINIC OF SHALER, INC.
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF AMESBURY, INC.
RENEX DIALYSIS CLINIC OF NORTH ANDOVER, INC.
RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
RENEX DIALYSIS CLINIC OF CREVE COUER, INC.
RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.
RENEX DIALYSIS HOMECARE OF GREATER ST. LOUIS, INC.
RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
RENEX DIALYSIS FACILITIES, INC.
RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
RENEX DIALYSIS CLINIC OF ORANGE, INC.

RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
RENEX DIALYSIS CLINIC OF WOODBURY, INC.
RENEX DIALYSIS CLINIC OF TAMPA, INC.
NNA PROPERTIES OF TENNESSEE, INC.
NNA TRANSPORTATION SERVICES CORPORATION
RENAL CARE GROUP EAST, INC.
RENAL CARE GROUP MICHIGAN, INC.
MICHIGAN HOME DIALYSIS CENTER, INC.
RENAL CARE GROUP OF THE MIDWEST, INC.
FOUR STATE REGIONAL DIALYSIS CENTER, INC.
FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.
RCG MISSISSIPPI, INC.
RENAL CARE GROUP OF THE SOUTHEAST, INC.
NORTHEAST ALABAMA KIDNEY CLINIC, INC.
RENAL CARE GROUP TEXAS, INC.
DIALYSIS MANAGEMENT CORPORATION
RCG PA MERGER CORP.
STAT DIALYSIS CORPORATION
ANGLETON DIALYSIS, INC.
BRAZORIA KIDNEY CENTER, INC.
FONDREN DIALYSIS CLINIC, INC.
WHARTON DIALYSIS, INC.
JEFFERSON COUNTY DIALYSIS, INC.
KDCO, INC.
LAWTON DIALYSIS INC.
LITTLE ROCK DIALYSIS, INC.
NORTHWEST DIALYSIS, INC.
RENALAB, INC.
RCG FINANCE, INC.
RENALPARTNERS, INC.
RENALNET, INC.
WOUND CARE GROUP, INC.
DIABETES CARE GROUP, INC.
RENAL CARE GROUP ARIZONA, INC.
RENAL CARE GROUP NORTHWEST, INC.
RENALNET ARIZONA, INC.
RCG UNIVERSITY DIVISION, INC.
R.C.G. SUPPLY COMPANY
RENAL CARE GROUP ALASKA, INC.
RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
DIALYSIS CENTERS OF AMERICA — ILLINOIS, INC.
SSKG, INC.
RENAL CARE GROUP OHIO, INC.
PHYSICIANS DIALYSIS COMPANY, INC.

By:	/s/ DAVID M. DILL

David M. Dill
Vice President
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	President and Director
Gary A. Brukardt	(Principal Executive Officer)

*	Vice President and Director
David M. Dill	(Principal Financial and Accounting Officer)

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

ARIZONA RENAL INVESTMENTS, LLC
RCG INDIANA, L.L.C.
STUTTGART DIALYSIS, LLC
RCG WEST HEALTH SUPPLY, L.C.
By: RENAL CARE GROUP, INC., ITS MANAGER

By:	/s/ DAVID M. DILL

David M. Dill
Executive Vice President,
Chief Financial Officer and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	Director of Registrant’s Manager, President and Chief Executive Officer
Gary A. Brukardt	(Principal Executive Officer)

*	Executive Vice President and Chief Financial Officer,
David M. Dill	(Principal Financial and Accounting Officer)

*	Director of Registrant’s Manager
Peter J. Grua
Director of Registrant’s Manager
Joseph C. Hutts

*	Director of Registrant’s Manager
Harry R. Jacobson, M.D.

*	Director of Registrant’s Manager
William P. Johnston

*	Director of Registrant’s Manager
William V. Lapham
Director of Registrant’s Manager
Thomas A. Lowery, M.D.

*	Director of Registrant’s Manager
Stephen D. McMurray, M.D.

*	Director of Registrant’s Manager
C. Thomas Smith

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

RENAL CARE GROUP SOUTHWEST, L.P.
RENAL CARE GROUP TEXAS, LP

By:	RENAL CARE GROUP, INC.,
ITS GENERAL PARTNER

By:	/s/ DAVID M. DILL

David M. Dill
Executive Vice President,
Chief Financial Officer and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

Director of Registrant’s General Partner,
*	President and Chief Executive Officer

Gary A. Brukardt	(Principal Executive Officer)

Executive Vice President,
*	Chief Financial Officer, Treasurer

David M. Dill	(Principal Financial and Accounting Officer)

*	Director of Registrant’s General Partner

Peter J. Grua

Director of Registrant’s General Partner

Joseph C. Hutts

*	Director of Registrant’s General Partner

Harry R. Jacobson, M.D.

*	Director of Registrant’s General Partner

William P. Johnston

*	Director of Registrant’s General Partner

William V. Lapham

Director of Registrant’s General Partner

Thomas A. Lowery, M.D.

Name	Title

*	Director of Registrant’s General Partner

Stephen D. McMurray, M.D.

*	Director of Registrant’s General Partner

C. Thomas Smith

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

NATIONAL NEPHROLOGY ASSOCIATES
OF TEXAS, L.P.

By:	NATIONAL NEPHROLOGY ASSOCIATES
MANAGEMENT COMPANY OF TEXAS, INC.,
ITS GENERAL PARTNER

By:	/s/ DAVID M. DILL

David M. Dill
Vice President
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	President and Director of Registrant’s General Partner

Gary A. Brukardt	(Principal Executive Officer)

*	Vice President and Director of Registrant’s General

David M. Dill	Partner (Principal Financial and Accounting Officer)

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

NNA-SAINT BARNABAS-LIVINGSTON, L.L.C.
NNA OF NEWARK, L.L.C.
NNA-SAINT BARNABAS, L.L.C.

By:	/s/ DAVID M. DILL

David M. Dill
Manager
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	Manager

Gary A. Brukardt

*	Manager

David M. Dill

*	Manager

Douglas B. Chappell

*	Manager

Timothy P. Martin

*	Manager

Raymond M. Hakim, M.D., Ph.D.

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

DIALYSIS ASSOCIATES MEDICAL SUPPLY, LLC
By: RENAL CARE GROUP, INC., ITS MANAGER

By:	/s/ DAVID M. DILL

David M. Dill
Executive Vice President, Chief
Financial Officer and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	Director of Registrant’s Manager, President and Chief Executive Officer

Gary A. Brukardt	(Principal Executive Officer)

*	Executive Vice President, Chief Financial Officer, Treasurer

David M. Dill	(Principal Financial and Accounting Officer)

*	Director of Registrant’s Manager

Peter J. Grua

Director of Registrant’s Manager

Joseph C. Hutts

*	Director of Registrant’s Manager

Harry R. Jacobson, M.D.

*	Director of Registrant’s Manager

William P. Johnston

*	Director of Registrant’s Manager

William V. Lapham

Director of Registrant’s Manager

Thomas A. Lowery, M.D.

*	Director of Registrant’s Manager

Stephen D. McMurray, M.D.

*	Director of Registrant’s Manager

C. Thomas Smith

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

NNA OF OKLAHOMA, L.L.C.
By: NNA OF OKLAHOMA, INC., ITS SOLE MEMBER

By:	/s/ DAVID M. DILL

David M. Dill
Vice President
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	President and Director of Registrant’s Sole Member

Gary A. Brukardt	(Principal Executive Officer)

*	Vice President and Director of Registrant’s Sole Member

David M. Dill	(Principal Financial and Accounting Officer)

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
By: RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC., ITS
SOLE MEMBER

By:	/s/ DAVID M. DILL

David M. Dill
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	President and Director of Registrant’s Sole Member

Gary A. Brukardt	(Principal Executive Officer)

*	Vice President and Director of Registrant’s Sole Member

David M. Dill	(Principal Financial and Accounting Officer)

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

NNA OF LOUISIANA, LLC
By: NNA MANAGEMENT COMPANY OF LOUISIANA, INC.,
ITS SOLE MEMBER

By:	/s/ DAVID M. DILL

David M. Dill
Vice President
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	President and Director of Registrant’s Sole Member

Gary A. Brukardt	(Principal Executive Officer)

*	Vice President and Director of Registrant’s Sole Member

David M. Dill	(Principal Financial and Accounting Officer)

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

RCGIH, INC.
DIALYSIS LICENSING CORP.

By:	/s/ DAVID M. DILL
David M. Dill
President
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	President, Chief Financial Officer and Director
(Principal Executive Officer and Principal

David M. Dill	Financial and Accounting Officer)

*	Director

Douglas B. Chappell

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

DIALYSIS ASSOCIATES, LLC

By:	/s/ DAVID M. DILL

David M. Dill
Vice President, Chief Financial Officer and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	President

Gary A. Brukardt	(Principal Executive Officer)

*	Vice President, Chief Financial Officer and Treasurer

David M. Dill	(Principal Financial and Accounting Officer)

*

Timothy P. Martin	Vice President and Chief Manager

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on March 31, 2006.

KENTUCKY RENAL CARE GROUP, LLC
RENAL CARE GROUP WESTLAKE, LLC
By: RCG UNIVERSITY DIVISION, INC., ITS SOLE MEMBER

By:	/s/ DAVID M. DILL

David M. Dill
Vice President
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2006:

Name	Title

*	President and Director

Gary A. Brukardt	(Principal Executive Officer)

*	Vice President and Director

David M. Dill	(Principal Financial and Accounting Officer)

*By:	/s/ DAVID M. DILL

David M. Dill
Attorney-in-Fact